                                                             EXHIBIT (10)(b)(ii)

Part B                                                    AMERICAN
                                                            |GENERAL
           Multiple Insured                                  FINANCIAL GROUP
           Life Insurance Application

           [_] American General Life Insurance Company, Houston, TX
           [_] The Old Line Life Insurance Company of America, Milwaukee, WI
           [_] All American Life Insurance Company, Springfield, IL
           [_] The Franklin Life Insurance Company, Springfield, IL
           [_] The American Franklin Life Insurance Company, Springfield, IL

           Members of American General Financial Group. American General Financial Group is a marketing name for American General Corporation and its subsidiaries.

           In this application, the "Company" refers to the insurance company whose name is checked above.

           The insurance company checked above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.

Personal and Employer Information

Primary proposed      Name
insured               --------------------------------------------------------
                      Social Security #                 Date of birth
                      --------------------------------  -----------------------
                      Employer
                      ---------------------------------------------------------
                      Employer address
                      ---------------------------------------------------------
                      Zip          Phone #             Length of employment
                      ------------ ------------------- ------------------------
                      Net worth $                Household income $
                      -------------------------- ------------------------------


-------------------------------------------------------------------------------

Other proposed        Name
insured               ---------------------------------------------------------
                      Social Security #                  Date of birth
                      ---------------------------------- ----------------------
                      Employer
                      ---------------------------------------------------------
                      Employer address
                      ---------------------------------------------------------
                      Zip        Phone #            Length of employment
                      ---------- ------------------ ---------------------------
                      Net worth $               Household income $
                      ------------------------- -------------------------------

Background Information

Provide any additional details to "yes" answers for questions 1-6 in the "Remarks" section on page 4.

  ----------------------------------    -----------------------------------
  Primary proposed insured              Other proposed insured

1. Do you intend to travel or reside outside of the United States or Canada within the next two years?

   [_]  yes   [_]  no                    [_]  yes   [_]  no

   Country, purpose, and date             Country, purpose, and date
   -----------------------------------    ----------------------------------
   -----------------------------------    ----------------------------------
   -----------------------------------    ----------------------------------

 2. In the past five years, have you participated in, or do you intend to participate in: any flights as a trainee, pilot or crew member; scuba diving; skydiving or parachuting; ultralight aviation; auto racing; cave exploration; hang gliding; boat racing; mountaineering; or other hazardous activities?

    [_]  yes   [_]  no                    [_] yes     [_] no
    If yes, complete the Aviation and/or  If yes, complete the Aviation and/or
    Avocation Questionnaire.              Avocation Questionnaire.


AGLC 8002-99

Background Information continued

    ------------------------------------    ---------------------------------
    Primary proposed insured                Other proposed insured

3. Has any proposed insured:
   a) during the past 90 days submitted an application for life insurance to any other company or has any proposed insured begun the process of filling out an application?

      [_] yes   [_] no  If yes, explain.    [_] yes   [_] no  If yes, explain.

      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

    b) ever had a life or disability insurance application modified, rated, declined, postponed, withdrawn, canceled, or refused for renewal?

      [_] yes   [_] no  If yes, explain.    [_] yes   [_] no  If yes, explain.

      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

4. Have you ever filed for bankruptcy?

      [_] yes    [_] no                      [_]yes    [_] no

      Type of bankruptcy                     Type of bankruptcy
      ----------------------------------    ----------------------------------
      Date        Date of discharge         Date         Date of discharge
      ----------------------------------    ----------------------------------

5. In the past five years, have you been charged with or convicted of driving under the influence of alcohol or drugs, or had two or more driving violations?

      [_] yes   [_] no  If yes, explain.    [_] yes   [_] no  If yes, explain.

      State            License #            State        License #
      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

6. Have you ever been convicted of or pled guilty or "no contest" to a felony or do you have any such charge pending against you?

      [_] yes   [_] no  If yes, explain.    [_] yes   [_] no  If yes, explain.

      State             Date                State        Date
      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

Medical History

   Provide any additional details for answers to questions 7-9 in the "Remarks" section on page 4.

   Primary proposed insured                  Other proposed insured

7. Name and address of your personal physician(s). Write "none" if you don't have one.

      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

      Date, reason, findings of last        Date, reason, findings of last
      visit                                 visit
      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

      ----------------------------------    ----------------------------------

AGLC 8002-99

Medical History continued

   -------------------------------------     ----------------------------------
   Primary proposed insured                  Other proposed insured

8. Height  and weight.
   ft.        in.        lbs.                ft.       in.         lbs.
   ---------- ---------- ----------------    --------- ----------- -------------

   Have you had any weight change in excess of 10 lbs. in the past year?

   [_]  yes   [_]  no   If yes, explain.     [_]  yes  [_] no  If yes, explain.
   ---------------------------------------   -----------------------------------

   ---------------------------------------   -----------------------------------

   ---------------------------------------   -----------------------------------

9. What is your family history?

                               Age if living   Age at death  Current condition
                                                             or cause of death
   Primary proposed insured
   Father                      -------------   -----------   -----------------

   Mother                      -------------   -----------   -----------------

   Other proposed insured
   Father                      -------------   -----------   -----------------

   Mother                      -------------   -----------   -----------------



For questions 10-16, provide additional information as requested in the "Remarks" section on page 4.


                                                                      ----------------     --------------      ------
                                                                      Primary proposed     Other proposed      Child
                                                                      insured              insured
10. Have you ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

   a) any heart disease, heart attack, chest pain,
      irregular heartbeat, high cholesterol, high blood pressure,
      or any other disorder of the heart or blood vessels?            [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

   b) any blood clot, aneurysm, stroke, or other disease, disorder,
      or blockage of the arteries or veins?                           [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

   c) any cancer, cysts, tumors, masses, or other such abnormalities? [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

   d) diabetes, disorder of the thyroid or other glands,
      immune system disorder, or blood or lymphatic system disorder?  [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

   e) any disorder of the stomach or liver, colitis, hepatitis, or
      any disorder of the digestive system or other such organs?      [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

   f) any disorder of the kidneys, prostate, urinary system, or
      reproductive organs?                                            [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

   g) any asthma, bronchitis, emphysema, sleep apnea, or other
      breathing or lung disorders?                                    [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

   h) any brain or spinal cord disorders, seizures, or other
      nervous system abnormalities including mental and
      nervous disorders?                                              [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

   i) arthritis, muscle disorders, or other bone or joint disorders?  [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

11. Are you currently taking any medication, treatment, or therapy,
    or are you under medical observation?                             [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

12. Have you in the past three years had:
    a) fainting spells, nervous disorder, headaches, convulsions, or
       paralysis?                                                     [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

    b) any pain or discomfort in the chest or shortness of breath?    [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

    c) disorders of the stomach, intestines, or rectum, or blood in
       the urine?                                                     [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no


AGLC 8002-99

Medical History continued


                                                                      ----------------     --------------      -----
                                                                      Primary proposed     Other proposed      Child
                                                                      insured              insured

13. Have you ever:
    a) sought or received advice, counseling, or treatment by
       a medical professional for the use of alcohol or drugs
       including prescription drugs?                                  [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

    b) used cocaine, marijuana, heroin, controlled substances, or any
       other drug except as legally prescribed by a physician?        [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no
       If "yes" answered to a or b, complete Drug/Alcohol
       Questionnaire.

14. Have you ever been diagnosed or treated by any member of the medical profession for AIDS Related Complex (ARC) or Acquired
    Immune Deficiency Syndrome (AIDS)?                                [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

15. In the past 10 years, have you:
    a) been hospitalized, consulted a health care provider, or had any
       illness, injury, or surgery?                                   [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

    b) had any laboratory tests, treatments, or diagnostic procedures,
       including x-rays, scans, or EKGs?                              [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

    c) been advised to have any diagnostic test, hospitalization, or
       treatment that was not completed?                              [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

    d) received or claimed disability or hospital indemnity
       benefits or a pension for any injury, sickness, disability,
       or impaired condition?                                         [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no

16. Do you have any symptoms or knowledge of any other condition
    that is not disclosed above?                                      [_] yes   [_] no    [_] yes   [_] no     [_] yes   [_] no


Remarks

Identify question number and name of proposed insured, and provide details to any questions answered "yes" in the "Background Information" and "Medical History" sections. Include such details as: date of first diagnosis; name and address of doctor; tests performed; test results; medication(s) or recommended treatment. If necessary, attach additional pages to record responses.

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________



AGLC 8002-99

Your Signature

Statements by the proposed insured(s)

 I have read the above statements or they have been read to me. The above statements are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and, if applicable, Part C and related forms; and (2) shall be the basis for any policy issued on this application. I understand that any misrepresentation contained in this application and relied on by the Company may be used to: reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement (LTLIA) for which all eligibility requirements are met, I understand and agree that no insurance will be in effect pursuant to this application, or under any policy issued by the Company, unless or until: the policy has been delivered and accepted; the full first modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

 I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

 Insurance fraud

 Any person who, with intent to defraud or facilitate a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, may be guilty of insurance fraud.


Signatures     X Owner                                     Date
               ------------------------------------------- -------------------
               Signed at (city, state)
               ---------------------------------------------------------------
               X Witness                                   Date
               ------------------------------------------- -------------------
               X Primary proposed insured                  Date
               ------------------------------------------- -------------------
               (If under age 15, signature of parent or guardian)

               X Other proposed insured                    Date
               ------------------------------------------- -------------------

               I certify that I have truthfully and accurately recorded on the Part B application the information supplied by the proposed insured(s).

               Agent name (please print)
               ---------------------------------------------------------------
               Agent #                           State license #
               --------------------------------- -----------------------------
               X Agent                                     Date
               ------------------------------------------- -------------------

AGLC 8002-99